Exhibit 10.3

GUARANTEE AND COLLATERAL AGREEMENT
made by
Hydrocarb Energy Corporation
and its Subsidiaries,
in favor of
Shadow Tree Capital Management LLC
as Agent for Certain Lenders

Dated as of August 15, 2014

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TABLE OF CONTENTS (Continued)

Page

Section 6.2	Communications with Obligors; Grantors Remain Liable.	14
Section 6.3	Pledged Securities.	15
Section 6.4	Application of Proceeds.	17
Section 6.5	Code and othe Remedies	16
Section 6.6	Sales of Pledged Securities.	17
Section 6.7	Deficiency.	17

	ARTICLE 7.
AUTHORITY OF SECURED PARTY.		18
Section 7.1	Secured Party's Appointment as Attorney-in-Fact, Etc.	18
Section 7.2	Duty of Secured.	19
Section 7.3	Authentication of Financing Statements.	19

	ARTICLE 8.
SUBORDINATION OF GRANTOR CLAIMS.		20
Section 8.1	Subordination of Grantor Claims.	20
Section 8.2	Claims in Bankruptcy.	20
Section 8.3	Payments Held in Trust.	20
Section 8.4	Liens Subordinate.	21
Section 8.5	Notation of Records.	21

	ARTICLE 9.
MISCELLANEOUS.		21
Section 9.1	Amendments in Writing	21
Section 9.2	Notices	21
Section 9.3	No Waiver by Course of Conduct; Cumulative Remedies	21
Section 9.4	Enforcement Expenses; Indemnification.	21
Section 9.5	Successors and Assigns.	22
Section 9.6	Set-Off.	22
Section 9.7	Counterparts.	23
Section 9.8	Severability	23
Section 9.9	Section Headings.	23
Section 9.10	Intergration	23
Section 9.11	Goverinning Law	23
Section 9.12	Jurisdiction	23
Section 9.13	Acknowledgements. :	24
Section 9.14	Additional Grantors; Additional Pledged Securities. .	25
Section 9.15	Releases.	25
Section 9.16	Acceptance.	26
Section 9.17	Retention in Satisfaction.	26
Section 9.18	Reinstatement.	26
Section 9.19	Waver of Jury Trial.	26

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SCHEDULES
Schedule 1	List and Notice Addresses of Guarantors
Schedule 2	Investment Property
Schedule 3	Perfection Matters
Schedule 4	Jurisdictions of Organization and Chief Executive Offices
Schedule 5	Inventory and Equipment Locations
Schedule 6	Deposit Accounts
Schedule 7	Receivables
Schedule 8	Casualty Insurance Documents

ANNEXES
Annex 1	Form of Acknowledgement and Consent
Annex 2	Form of Assumption Agreement
Annex 3	Form of Supplement
iii

GUARANTEE AND COLLATERAL AGREEMENT

THIS GUARANTEE AND COLLATERAL AGREEMENT, dated as of August 15, 2014 (this “Agreement”), made by HYDROCARB ENERGY CORPORATION, a Nevada corporation (the “Borrower”), and each of the other signatories hereto as of the date hereof (together with the Borrower and any other entity that becomes a party hereto from time to time after the date hereof as provided herein, the “Grantors”), in favor of SHADOW TREE CAPITAL MANAGEMENT LLC, a Delaware limited liability company, in its capacity as agent (the “Agent”) for the Lenders (defined below).  For the purpose of this Agreement the Agent, and/or its successors and/or assignors, acting on behalf of the Lenders shall be referred to as the “Secured Party”.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of August 15, 2014 among the Borrower, the other Persons named therein as members of the Borrower Group, the Secured Party, as agent for Shadow Tree Income Fund A—Hydrocarb LLC a Delaware limited liability company and Quintium Private Opportunity Fund, LP, and/or their successors and/or assigns from time to time party thereto (collectively the “Lenders”), (including any and all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), the Lenders have agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is the sole owner of a number of subsidiary companies that includes each Grantor (other than the Borrower);

WHEREAS, the Grantors are engaged in related businesses of owning and operating various oil and gas leases, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Secured Party to make the extension of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Secured Party.

NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to enter into the Credit Agreement and to induce the Secured Party to make the extension of credit to the Borrower thereunder, each Grantor hereby agrees with the Secured Party, as follows:

ARTICLE 1.
Defined terms.

Section 1.1           Definitions.

(a)               Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the Applicable UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

(b)              The following terms shall have the following meanings:

“Acknowledgement and Consent” means an Acknowledgment and Consent in the form of Annex 1 hereto.

“Agreement” means this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Applicable UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York, except to the extent that the Uniform Commercial Code of some other jurisdiction applies mandatorily.

“Assumption Agreement” means an Assumption Agreement in the form of Annex 2 hereto.

“Collateral” has the meaning given such term in Section 3.1.

“Collateral Account” means any collateral account established by the Secured Party as provided in Section 6.1.

“Deposit Account” has the meaning given such term in the Applicable UCC and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Guarantor Obligations” means, with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Article 2) or any other Secured Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Secured Document).

“Guarantors” means each party described or referred to in Schedule 1 (as the same may be supplemented from time to time pursuant to a Supplement).

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to another Grantor or any of its Subsidiaries.

“Investment Property” means the collective reference to (i) all “investment property” as such term is defined in Section 9.102(a)(49) of the Applicable UCC and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Securities.

“Issuers” means the collective reference to each issuer of any Investment Property.

“Loan Document” shall mean the any and all ancillary documents pertaining to, annexed to, scheduled to, referenced in, or made an exhibit to the Credit Agreement or including the Credit Agreement and any of the foregoing ancillary documents.

“LLC” means, with respect to any Grantor, each limited liability company described or referred to in Schedule 2 (as the same may be supplemented from time to time pursuant to a Supplement) in which such Grantor has an interest.

“LLC Agreement” means each operating agreement governing an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

“Obligations” means the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower Group (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement (i) during the Extension Term; (ii) after the maturity of the Loans; and (iii) after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower and its Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement and the other Secured Documents, or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, payments in respect of an early termination date, unpaid amounts, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Secured Party that are required to be paid by the Borrower or any of its Subsidiaries pursuant to the terms of any of the foregoing agreements).

“Partnership” means, with respect to any Grantor, each partnership described or referred to in Schedule 2 (as the same may be supplemented from time to time pursuant to a Supplement) in which such Grantor has an interest.

“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

“Pledged LLC Interests” means, with respect to any Grantor, all right, title and interest of such Grantor as a member of all LLCs and all right, title and interest of such Grantor in, to and under the LLC Agreements.

“Pledged Notes” means all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Partnership Interests” means, with respect to any Grantor, all right, title and interest of such Grantor as a limited or general partner in all Partnerships and all right, title and interest of such Grantor in, to and under the Partnership Agreements.

“Pledged Securities” means, collectively, (a) the Equity Interests described or referred to on Schedule 2 (as the same may be supplemented from time to time pursuant to a Supplement), together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Equity Interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; and (b) (i) the certificates or instruments, if any, representing such Equity Interests, (ii) all dividends (cash, Equity Interests or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests, (iii) all replacements, additions to and substitutions for any of the Property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the Property referred to in this definition, (v) all security entitlements in respect of any of the foregoing, if any, and (vi) all books and records relating to any of the Property referred to in this definition.

“Proceeds” means all “proceeds” as such term is defined in Section 9.102(a)(65) of the Applicable UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable” means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account). All outstanding Receivables as of the Effective Date are set forth on Schedule ‘7’.

“Release Date” means the date upon which all Obligations (including, without limitation, all principal, interest (including interest accruing during the pendency of an insolvency or liquidation proceeding, regardless of whether allowed or allowable in such insolvency or liquidation proceeding), and all fees, costs, expenses and other amounts payable under the Credit Agreement and the other Loan Documents) shall have been paid in full in cash (other than contingent indemnification obligations).

“Secured Documents” means the collective reference to the Credit Agreement and the other Loan Documents.

“Secured Obligations” means (i) in the case of the Borrower and its Subsidiaries, the Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiaries” means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, managers or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries and (b) any partnership of which the Borrower or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term “Subsidiary” shall mean a Subsidiary of the Borrower. Unless otherwise indicated herein, each reference to the term “Subsidiary” shall mean a Subsidiary of the Borrower as well as a Subsidiary of any Subsidiary of the Borrower.

“Supplement” means a Supplement in the form of Annex 3 hereto.

Section 1.2           Other Definitional Provisions.
(a)              The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)              The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)              Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE 2.
Guarantee.

Section 2.1           Guarantee.

(a)              Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Secured Party and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower and its Subsidiaries when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b)              Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

(c)              Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Article 2 or affecting the rights and remedies of the Secured Party hereunder.

(d)              The guarantee contained in this Article 2 shall remain in full force and effect until the Release Date, notwithstanding that from time to time during the term of the Credit Agreement the Borrower or any Subsidiary may be free from any Obligations.

(e)              No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Release Date.

Section 2.2          No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Release Date. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Release Date, such amount shall be held by such Guarantor in trust for the Secured Party, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Secured Party in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Secured Party, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with Section 11.02(b) of the Credit Agreement.

Section 2.3             Amendments, Etc. with Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Secured Party may be rescinded by the Secured Party and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Party, and the Credit Agreement, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Secured Party may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Secured Party shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Article 2 or any property subject thereto.

Section 2.4           Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Secured Party upon the guarantee contained in this Article 2 or acceptance of the guarantee contained in this Article 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Party, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Article 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or any Subsidiary for the Obligations, or of such Guarantor under the guarantee contained in this Article 2, in bankruptcy or in any other instance (other than a defense of payment). When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Section 2.5           Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Secured Party, without set-off or counterclaim in Dollars at the Secured Party’s offices as set forth in Section 13.01 of the Credit Agreement.

ARTICLE 3.
Grant Of Security Interest.

Section 3.1           Grant of Security Interest. Each Grantor hereby assigns and transfers to the Secured Party, and hereby grant to the Secured Party, a security interest in, all right, title and interest of such Grantor in all of the following property now owned or at any time hereafter acquired by such Grantor (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Secured Obligations:

(a)              all Accounts;

(b)              all As-Extracted Collateral;

(c)              all Chattel Paper;

(d)              all Deposit Accounts;

(e)              all Documents;

(f)               all Equipment;

(g)              all Fixtures;

(h)              all General Intangibles;

(i)                all Instruments;

(j)                all Intellectual Property;

(k)              all Inventory;

(l)                all Investment Property;

(m)              all Letter-of-Credit Rights;

(n)              all Commercial Tort Claims;

(o)              all other property not otherwise described above (except for any property specifically excluded from any clause in this Section above, and any property specifically excluded from any defined term used in any clause of this Section above);

(p)              all books and records pertaining to the Collateral; and

(q)              to the extent not otherwise included, all, royalties, Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Section 3.2                          Transfer of Pledged Securities. All certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by the Secured Party or a Person designated by the Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, in a manner satisfactory to the Secured Party, and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the Secured Party. Notwithstanding the preceding sentence, at the Secured Party’s discretion, all Pledged Securities must be delivered or transferred in such manner as to permit the Secured Party to be a “protected purchaser” to the extent of its security interest as provided in Section 8.303 of the Applicable UCC (if the Secured Party otherwise qualifies as a protected purchaser).

ARTICLE 4.
Representations And Warranties.

To induce the Secured Party to enter into the Credit Agreement and to induce the Secured Party to make the extension of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Secured Party that:

Section 4.1                          Title; No Other Liens. Except for the security interest granted to the Secured Party pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement or any other Loan Document, the Borrower and such Grantor own or have a valid leasehold interest in each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Secured Party, pursuant to this Agreement or as are permitted by the Credit Agreement or any other Loan Document.

Section 4.2           Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule ‘3’ (as the same may be supplemented from time to time pursuant to a Supplement) will constitute valid perfected security interests in all of the Collateral in favor of the Secured Party, as collateral security for such Grantor’s Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and all Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement or any other Loan Document which have priority over the Liens on the Collateral.

Section 4.3          Jurisdiction of Organization; Chief Executive Office. On the date hereof, if such Grantor is an entity, and such Grantor’s jurisdiction of organization and the location of the such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule ‘4’. Such Grantor has furnished to the Secured Party a certified charter, certificate of incorporation or other organization document and good standing certificate as of a date which is recent to the date hereof.

Section 4.4           Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule ‘5’.

Section 4.5           Investment Property.

(a)              The shares of Pledged Securities pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Equity Interests of each Issuer owned by such Grantor.

(b)              All the shares of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable (or, with respect to the Pledged Securities that are Equity Interests in a partnership or limited liability company, has been duly and validly issued).

(c)              There are no restrictions on transfer (that have not been waived or otherwise consented to) in any LLC Agreement governing any Pledged LLC Interest or in any Partnership Agreement governing any Pledged Partnership Interest or any other agreement relating thereto which would limit or restrict: (i) the grant of a security interest in the Pledged LLC Interests or the Pledged Partnership Interests, (ii) the perfection of such security interest or (iii) the exercise of remedies in respect of such perfected security interest in the Pledged LLC Interests or the Pledged Partnership Interests, in each case, as contemplated by this Agreement. Upon the exercise of remedies in respect of the Pledged LLC Interests or the Pledged Partnership Interests, a transferee or assignee of a membership interest or a partnership interest, as the case may be, of such LLC or Partnership, as the case may be, shall become a member or partner, as the case may be, of such LLC or Partnership, as the case may be, entitled to participate in the management thereof and, upon the transfer of the entire interest of such Grantor, such Grantor shall cease to be a member or partner, as the case may be.

(d)              Each of the Pledged Notes constitutes the legal, valid and binding obligation of such obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e)              Such Grantor are the record and beneficial owners of, and have good and marketable title to, the Investment Property pledged by them hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

Section 4.6           Receivables.

(a)              No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Secured Party.

(b)              None of the obligors on any Receivables is a Governmental Authority.

(c)              The amounts represented by such Grantor to the Secured Party from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate (subject to offsets and refunds in the ordinary course of business) to such Grantor’s actual knowledge.

Section 4.7           Commercial Tort Claims.

(a)              On the date hereof, except to the extent listed in Schedule 3, no Grantor has knowledge of rights in any Commercial Tort Claim with potential value in excess of One Hundred Thousand Dollars ($100,000.00).

(b)              Upon the filing of a financing statement covering any Commercial Tort Claim referred to in Section 5.8 against such Grantor in a jurisdiction specified in Schedule 3 hereto (as the same may be supplemented from time to time pursuant to a Supplement), the security interest granted in such Commercial Tort Claim will constitute a valid perfected security interest in favor of the Secured Party, as collateral security for the Borrower and such Grantor’s Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase such Collateral from such Grantor, which security interest shall be prior to all other Liens on such Collateral except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on such Collateral by operation of law.

Section 4.8           Deposit Accounts. Schedule 6 lists all Deposit Accounts owned such Grantor in their own names on the date hereof.

Section 4.9           Representations in the Credit Agreement. The representations and warranties set forth in Article VIII of the Credit Agreement as they relate to such Grantor or to the Loan Documents to which such Grantor are a party, each of which is hereby incorporated by reference, are true and correct and the Secured Party shall be entitled to rely on each of them; provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this 0, be deemed to be a reference to such Grantor’s knowledge.

ARTICLE 5.
Covenants.

Each Grantor covenants and agrees with the Secured Party that, from and after the date of this Agreement until the Release Date:

Section 5.1           Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Secured Party, duly indorsed in a manner satisfactory to the Secured Party, to be held as Collateral pursuant to this Agreement.

Section 5.2           Maintenance of Insurance. Such Grantor will maintain, with financially sound and reputable companies, insurance policies as required by Section 9.08 of the Credit Agreement.

Section 5.3           Maintenance of Perfected Security Interest; Further Documentation.
(a)              Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in 0 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b)              Such Grantor will furnish to the Secured Party from time to time (but not more than once per fiscal quarter unless a Default or Event of Default has occurred) statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Secured Party may reasonably request, all in reasonable detail.

(c)              At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Applicable UCC (or other similar laws in effect in any jurisdiction) with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Secured Party to obtain “control” (within the meaning of the Applicable UCC) with respect thereto.

Section 5.4           Changes in Name, Etc. No Grantor shall, except upon thirty (30) days’ (or such shorter period of time permitted by the Secured Party in its sole discretion) prior written notice to the Secured Party and delivery to the Secured Party of all additional financing statements and other documents reasonably requested by the Secured Party to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or, if it is not a “registered organization” (within the meaning of Section 9.102(a)(71) of the Applicable UCC), the location of its chief executive office or sole place of business or principal residence from that referred to in 0 or (ii) change its name.

Section 5.5           Notices. Such Grantor will advise the Secured Party promptly, in reasonable detail, of:

(a)               any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral; and

(b)              the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

Section 5.6           Investment Property.

(a)              If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Party, hold the same in trust for the Secured Party and deliver the same forthwith to the Secured Party in the exact form received, duly indorsed by such Grantor to the Secured Party, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Secured Party so requests, signature guaranteed, to be held by the Secured Party, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Secured Party to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Secured Party, be delivered to the Secured Party to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Secured Party, hold such money or property in trust for the Secured Party, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations. Each Grantor hereby authorize and instruct each Issuer of any Investment Property pledged by such Grantor hereunder to notify the Secured Party promptly in writing of the occurrence of any of the events described in this Section 5.6(a).

(b)              Without the prior written consent of the Secured Party, such Grantor will not (a) vote to enable, or take any other action to permit, any Issuer to issue any Equity Interests of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of any Issuer, (b) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement or any other Loan Document), (c) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or any other Loan Document or (d) enter into any agreement or undertaking restricting the right or ability of the Borrower and such Grantor or the Secured Party to sell, assign or transfer any of the Investment Property or Proceeds thereof.

(c)              In the case of each Grantor which is an Issuer, such Issuer agrees that (e) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (f) it will notify the Secured Party promptly in writing of the occurrence of any of the events described in Section 5.6(a) with respect to the Investment Property issued by it and (g) the terms of 0 and 0 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to 0 or 06 with respect to the Investment Property issued by it. In the case of any Issuer that is not a Grantor hereunder, such Grantor shall promptly cause such Issuer to execute and deliver to the Secured Party an Acknowledgment and Consent.

(d)              In the case of each Grantor that is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to the Secured Party or its nominee and to the substitution of the Secured Party or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be in accordance with the terms of this Agreement. In the case of each Grantor that is a member of an LLC, such Grantor hereby consent to the extent required by the applicable LLC Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and to the transfer of such Pledged LLC Interests to the Secured Party or its nominee and to the substitution of the Secured Party or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of such LLC in accordance with the terms of this Agreement.

(e)              Such Grantor shall not agree to any amendment of a Partnership Agreement or an LLC Agreement that in any way adversely affects the perfection of the security interest of the Secured Party in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Grantor hereunder.

Section 5.7           Receivables.

(a)              Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

(b)              Such Grantor will deliver to the Secured Party a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than five percent (5%) of the aggregate amount of the then outstanding Receivables.

Section 5.8           Commercial Tort Claims. If such Grantor shall obtain an interest in any Commercial Tort Claim with a potential value in excess of One Hundred Thousand Dollars ($100,000.00), such Grantor shall within thirty (30) days of a Responsible Officer obtaining knowledge of such interest sign and deliver documentation acceptable to the Secured Party granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

Section 5.9          Covenants in Credit Agreement. Such Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, by it so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor.

Section 5.10        Casualty Proceeds. All proceeds of insurance policies are hereby assigned (for collateral purposes) by each Grantor to the Secured Party and all such proceeds shall be collected by the applicable Person and deposited in the Casualty Proceeds Account referred to in the Credit Agreement to the extent required by the Credit Agreement. All Casualty Proceeds to which the Borrower or any Grantor is entitled shall be allocated and administered in accordance with the Credit Agreement. Set forth on Schedule 8 are the casualty insurance policies listing the Lender as an additional insured.

ARTICLE 6.
Remedial Provisions.

Section 6.1           Certain Matters Relating to Receivables.
(a)              The Secured Party shall have the right to make test verifications of the Receivables in any manner and through any medium that it considers advisable, and the Borrower and each Grantor shall furnish all such assistance and information as the Secured Party may require in connection with such test verifications.

(b)              The Secured Party hereby authorizes the Borrower and each Grantor to collect the Borrower’s and such Grantor’s Receivables, provided that the Secured Party may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Secured Party at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by the Borrower or any Grantor, (i) shall be forthwith (and, in any event, within two (2) Business Days) deposited by the Borrower or such Grantor in the exact form received, duly indorsed by the Borrower or such Grantor to the Secured Party if required, in a Collateral Account maintained under the sole dominion and control of the Secured Party, subject to withdrawal by the Secured Party as provided in 0, and (ii) until so turned over, shall be held by the Borrower or such Grantor in trust for the Secured Party, segregated from other funds of the Borrower or such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)              At the Secured Party’s reasonable request, the Borrower and each Grantor shall deliver to the Secured Party all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

Section 6.2           Communications with Obligors; Grantors Remain Liable.

(a)              The Secured Party in its own name or in the name of the Borrower or a Grantor may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Secured Party’s satisfaction the existence, amount and terms of any Receivables.

(b)              Upon the request of the Secured Party at any time after the occurrence and during the continuance of an Event of Default, the Borrower and each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Secured Party for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Secured Party.

(c)              Anything herein to the contrary notwithstanding, the Borrower and each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Secured Party shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating thereto, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Borrower or any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 6.3           Pledged Securities.

(a)              Neither the Borrower nor any Grantor shall be permitted to receive any cash dividends paid in respect of the Pledged Securities except as may be permitted by the Credit Agreement or any payments made in respect of the Pledged Notes. Unless an Event of Default shall have occurred and be continuing and the Secured Party shall have given notice to the Borrower or the relevant Grantor of the Secured Party’s intent to exercise its corresponding rights pursuant to 0, then the Borrower and each Grantor shall have the right to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Secured Party’s commercially reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b)              If an Event of Default shall occur and be continuing and the Secured Party shall give notice of its intent to exercise such rights to the Borrower or the relevant Grantor or Grantors, (i) the Secured Party shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Secured Obligations in accordance with 04, and (ii) any or all of the Investment Property shall be registered in the name of the Secured Party or its nominee, and the Secured Party or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of the relevant Issuer, or upon the exercise by the Borrower or any Grantor or the Secured Party of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine), all without liability except to account for property actually received by it, but the Secured Party shall have no duty to the Borrower or any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)         The Borrower and each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by the Borrower or such Grantor hereunder to (i) comply with any instruction received by it from the Secured Party in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Borrower or such Grantor, and the Borrower and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Secured Party.

Section 6.4           Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Secured Party, or if an Event of Default shall have occurred and be continuing, at any time at the Secured Party’s election, the Secured Party may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Article 2, in payment of the Secured Obligations in accordance with Section 11.02(b) of the Credit Agreement.

Section 6.5           Code and Other Remedies. If an Event of Default shall occur and be continuing, the Secured Party may exercise, in addition to all other rights and remedies granted to the Secured Party or the Secured Parties in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Applicable UCC or any other applicable law. Without limiting the generality of the foregoing, if an Event of Default has occurred and is continuing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower or any Grantor, which right or equity is hereby waived and released. The Borrower and each Grantor further agree, at the Secured Party’s request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall select, whether at the Borrower or such Grantor’s premises or elsewhere. The Secured Party shall apply the net proceeds of any action taken by it pursuant to this 0, after deducting all costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party and the other Secured Parties hereunder, including, without limitation, attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as provided in 04, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9.615(a)(3) of the Applicable UCC, need the Secured Party account for the surplus, if any, the Borrower or to any Grantor. To the extent permitted by applicable law, the Borrower and each Grantor waive all claims, damages and demands they may acquire against the Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

Section 6.6           Sales of Pledged Securities.
(a)              The Borrower and each Grantor recognize that the Secured Party may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower and each Grantor acknowledge and agree that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b)              The Borrower and each Grantor agree to use reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this 06 valid and binding and in compliance with any and all other applicable Governmental Requirements. The Borrower and each Grantor further agree that a breach of any of the covenants contained in this 06 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this 06 shall be specifically enforceable against the Borrower and such Grantor, and the Borrower and such Grantor hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

Section 6.7           Deficiency. The Borrower and each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

ARTICLE 7.
Authority Of Secured Party.

Section 7.1           Secured Party’s Appointment as Attorney-in-Fact, Etc.
(a)              The Borrower and each Grantor hereby irrevocably constitute and appoint the Secured Party and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and such Grantor and in the name of the Borrower and such Grantor or in their own respective name, for the purpose of carrying out the terms of this Agreement and the Secured Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement or the Secured Documents, and, without limiting the generality of the foregoing, the Borrower and each Grantor hereby give the Secured Party the power and right, on behalf of the Borrower and such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

   (i)              in the name of the Borrower and such Grantor or their own respective name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

   (ii)              in the case of any intellectual property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Secured Party may request to evidence the Secured Party’s security interest in such intellectual property and the goodwill and general intangibles of the Borrower and such Grantor relating thereto or represented thereby;

   (iii)              to the extent the Borrower and such Grantor have failed to do so as required by the Loan Documents, pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

   (iv)              execute, in connection with any sale provided for in 0 5 or 0 6, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

   (v)              (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Borrower or such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (7) assign any copyright, patent or trademark (along with the goodwill of the business to which any such copyright, patent or trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and do, at the Secured Party’s option and the Borrower and such Grantor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Borrower or such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Secured Party agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)              If the Borrower or any Grantor fails to perform or comply with any of its agreements contained herein, the Secured Party, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)              The expenses of the Secured Party incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the Default Rate, from the date of payment by the Secured Party to the date reimbursed by the Borrower or the relevant Grantor, shall be payable by the Borrower or such Grantor to the Secured Party on demand.

(d)              The Borrower and each Grantor hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Release Date.

Section 7.2           Duty of Secured Party. The Secured Party’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9.207 of the Applicable UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 7.3           Authentication of Financing Statements. The Borrower and each Grantor acknowledge that pursuant to Section 9.509(b) of the Applicable UCC and any other applicable law, by executing this Agreement the Borrower and such Grantor authorize the Secured Party to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Secured Party determines appropriate to perfect or maintain the perfection of the security interests of the Secured Party under this Agreement. The Borrower and each Grantor further agree that such financing statements may describe the collateral in the same manner as described in this Agreement or as “all assets,” “all personal property” or words of similar effect, regardless of whether or not the Collateral includes all assets or all personal property of the Borrower or such Grantor, or such other description as the Secured Party, in its sole judgment, determines is necessary or advisable that is of an equal or lesser scope or with greater detail.

ARTICLE 8.
Subordination Of Grantor Claims.

Section 8.1           Subordination of Grantor Claims. As used herein, the term “Grantor Claims” shall mean all debts and obligations of the Borrower to any Grantor to each other, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by. After the occurrence and during the continuation of an Event of Default, neither the Borrower nor any Grantor shall receive or collect, directly or indirectly, from any obligor in respect thereof any amount upon the Grantor Claims.

Section 8.2           Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving the Borrower or any Grantor, the Secured Party shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Grantor Claims. The Borrower and each Grantor hereby assigns such dividends and payments to the Secured Party for application against the Obligations as provided under Section 11.02(b) of the Credit Agreement. Should the Secured Party receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to the Borrower or any Grantor, and which, as between the Borrower or such Grantors, shall constitute a credit upon the Grantor Claims, then upon the Release Date, the intended recipient shall become subrogated to the rights of the Secured Party to the extent that such payments to the Secured Party on the Grantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if the Secured Party had not received dividends or payments upon the Grantor Claims.

Section 8.3          Payments Held in Trust. In the event that the Borrower or any Grantor should receive any funds, payments, claims or distributions which are prohibited Section 8.1 and 0, then it agrees: (a) to hold in trust for the Secured Party an amount equal to the amount of all funds, payments, claims or distributions so received and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Secured Party; and the Borrower and each Grantor covenant promptly to pay the same to the Secured Party.

Section 8.4           Liens Subordinate. The Borrower and each Grantor agree that, until the Release Date, any Liens securing payment of the Grantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Obligations, regardless of whether such encumbrances in favor of the Borrower or such Grantor or the Secured Party presently exist or are hereafter created or attach. Without the prior written consent of the Secured Party, neither the Borrower nor any Grantor shall, until the Release Date, (a) exercise or enforce any creditor’s right it may have against any debtor in respect of the Grantor Claims or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien held by it.

Section 8.5          Notation of Records. Upon the request of the Secured Party, all promissory notes and all accounts receivable ledgers or other evidence of the Grantor Claims accepted by or held by the Borrower or any Grantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

ARTICLE 9.
Miscellaneous.

Section 9.1           Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 13.02(b) of the Credit Agreement.

Section 9.2           Notices. All notices, requests and demands to or upon the Secured Party, the Borrower or any Grantor hereunder shall be effected in the manner provided for in Section 13.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

Section 9.3           No Waiver by Course of Conduct; Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 9.4           Enforcement Expenses; Indemnification.
(a)              The Borrower and each Grantor agree to pay or reimburse the Secured Party for all advances, charges, costs and expenses (including, without limitation, all costs and expenses of holding, preparing for sale and selling, collecting or otherwise realizing upon the Collateral and all attorneys’ fees, legal expenses and court costs) incurred by the Secured Party in connection with the exercise of its respective rights and remedies in accordance with the terms of this Agreement, including, without limitation, any advances, charges, costs and expenses that may be incurred in any effort to enforce any of the provisions of this Agreement or any obligation of the Borrower or any Grantor in respect of the Collateral or in connection with (i) the preservation of the Lien of, or the rights of the Secured Party under this Agreement, (ii) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses incurred in any bankruptcy, reorganization, workout or other similar proceeding, or (iii) collecting against any Guarantor under the guarantee contained in Article 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which the Borrower or any Grantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Secured Party and of counsel to the Secured Party.

(b)              The Borrower and each Grantor agree to pay, and to save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all Other Taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)              The Borrower and Grantor agree to pay, and to save the Secured Party harmless from, any and all actual liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, court costs and reasonable attorneys’ fees, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement) incurred because of, incident to, or with respect to, the Collateral (including, without limitation, any exercise of rights or remedies in connection therewith) with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent that the Borrower would be required to do so pursuant to Section 13.03 of the Credit Agreement. All amounts for which the Borrower or any Grantor is liable pursuant to this 0 shall be due and payable by the Borrower or such Grantor to the Secured Party upon demand.

(d)              The agreements in this 0 shall survive the termination of this Agreement and the other Loan Documents and the repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

Section 9.5          Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and each Grantor and shall inure to the benefit of the Secured Party and its successors and assigns; provided that neither the Borrower nor any Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

Section 9.6          Set-Off. In addition to any rights and remedies of the Secured Party provided by law, the Secured Party shall have the right, without notice to the Borrower and any Grantor, any such notice being expressly waived by the Borrower and each Grantor to the extent permitted by applicable law, upon any Secured Obligations becoming due and payable by the Borrower or any Grantor (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Secured Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Secured Party, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of the Borrower or such Grantor. The Secured Party agrees promptly to notify the Borrower or the relevant Grantor after any such application made by the Secured Party; provided that the failure to give such notice shall not affect the validity of such application.

Section 9.7          Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 9.8           Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9.9           Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 9.10       INTEGRATION. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE AGREEMENT OF THE GRANTORS AND THE SECURED PARTY WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE SECURED PARTY OR ANY OTHER SECURED PARTY RELATIVE TO SUBJECT MATTER HEREOF AND THEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER LOAN DOCUMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 9.11       GOVERNING LAW. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION APPLY MANDATORILY.

Section 9.12        JURISDICTION.
(a)              EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE COURTS OF ANY STATE OR FEDERAL COURT LOCATED WITHIN WESTCHESTER COUNTY, STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY OR ANY OF THE OTHER LENDERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH OF THE PARTIES HERETO AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

(b)              EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN 0. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(c)              EACH PARTY TO THIS AGREEMENT WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

Section 9.13        Acknowledgements. The Borrower and each Grantor hereby each acknowledge that:

(a)              it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)              the Secured Party has no fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Party, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(c)              no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Grantors and the Secured Party;

(d)              it has a duty to read this Agreement and the other Loan Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement and the other Loan Documents; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the other Loan Documents; and has received the advice of its attorney in entering into this Agreement and the Loan Documents to which it is a party; and that it recognizes that certain of the terms of this Agreement and the other Loan Documents result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. THE BORROWER AND SUCH GRANTOR AGREE AND COVENANT THAT THEY WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS;” and

(e)              each of the waivers and consents set forth in this Agreement are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which the Borrower or such Grantor otherwise may have against the Borrower, any Grantor, the Secured Party or any other Person or against any collateral. If, notwithstanding the intent of the parties that the terms of this Agreement shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

Section 9.14       Additional Grantors; Additional Pledged Securities. The Borrower and its Subsidiaries that are required to become a party to this Agreement pursuant to Section 9.15(b) of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement. Each Grantor that is required to pledge additional Equity Interests pursuant to the Credit Agreement shall execute and deliver to the Secured Party a Supplement.

Section 9.15        Releases.
(a)              Upon the Release Date, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Secured Party and the Borrower and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower and the Grantors. At the request and sole expense of the Borrower or any Grantor following any such termination, the Secured Party shall deliver to the Borrower or such Grantor any Collateral held by the Secured Party hereunder, and execute and deliver to the Borrower or such Grantor such documents as the Borrower or such Grantor shall reasonably request to evidence such termination and release.

(b)              If any of the Collateral shall be sold, transferred or otherwise disposed of by the Borrower or any Grantor in a transaction permitted by the Credit Agreement or any other Loan Document, then the Secured Party, at the request and sole expense of the Borrower or such Grantor, shall execute and deliver to the Borrower or such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement or any other Loan Document; provided that the Borrower shall have delivered to the Secured Party, at least ten (10) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

Section 9.16        Acceptance. The Borrower and each Grantor hereby expressly waive notice of acceptance of this Agreement, acceptance on the part of the Secured Party being conclusively presumed by their request for this Agreement and delivery of the same to the Secured Party.

Section 9.17       Retention in Satisfaction. Except as may be expressly applicable pursuant to Section 9.620 of the Applicable UCC, no action taken or omission to act by the Secured Party hereunder, including, without limitation, any exercise of voting or consensual rights or any other action taken or inaction, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until the Secured Party shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is provided in 0.

Section 9.18        Reinstatement. The obligations of the Borrower and each Grantor under this Agreement (including, without limitation, with respect to the guarantee contained in Article 2 and the provision of collateral herein) shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

Section 9.19       WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
 [Signature Pages to Follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	HYDROCARB ENERGY CORPORATION
	By:	/s/ Kent Watts
Name: Kent Watts
Title: Executive Chairman
OTHER GRANTORS AND GUARANTORS:
GALVESTON BAY ENERGY, LLC
By:	/s/ Kent Watts
Name: Kent Watts
Title: Manager
HYDROCARB CORPORATION
By:	/s/ Kent Watts
Name: Kent Watts
Title: CEO
OTHER GUARANTORS:
HYDROCARB TEXAS CORPORATION
By:	/s/ Kent Watts
Name: Kent Watts
Title: CEO
HYDROCARB NAMIBIA ENERGY CORPORATION (PROPRIETARY) LIMITED
By:	/s/ Kent Watts
Name: Kent Watts
Title: CEO

OTAIBA HYDROCARB LLC

By:	/s/ Kent Watts
Name: Kent Watts
Title: General Manager

SPE NAVIGATION I, LLC

By:	/s/ Kent Watts
Name: Kent Watts
Title: Manager

NAMIBIA EXPLORATION, INC.

By:	/s/ Kent Watts
Name: Kent Watts
Title: CEO

Signature Page to
Guarantee and Collateral Agreement

Acknowledged and Agreed to
as of the date first above written by:
SECURED PARTY:	SHADOW TREE CAPITAL MANAGEMENT LLC
As Agent for the Lenders

	By:	/s/ Eric H. Keiter
Name: Eric H. Keiter
Title: Principal

Signature Page to
Guarantee and Collateral Agreement

Schedule 1
LIST AND NOTICE ADDRESSES OF GUARANTORS
Schedule 1 - 1

Schedule 2
DESCRIPTION OF INVESTMENT PROPERTY

Pledged Securities:
All right, title and interest of HYDROCARB ENERGY CORPORATION (i) as sole member or sole shareholder of each of (a) Galveston Bay Energy LLC, (b) Hydrocarb Corporation, (c) SPE Navigation I, LLC, and (d) Namibia Exploration, Inc.,  and (ii) in to and under the LLC Agreements or corporate bylaws governing each of (a) Galveston Bay Energy LLC, (b) Hydrocarb Corporation, (c) SPE Navigation I, LLC, and (d) Namibia Exploration, Inc.

All right, title and interest of HYDROCARB CORPORATION (i) as sole member or sole shareholder of each of (a) Hydrocarb Texas Corporation, (b) Hydrocarb Namibia Energy (Proprietary) Limited, and (c) OTAIBA Hydrocarb LLC, and (ii) in, to and under the LLC Agreements or corporate bylaws governing each of (a) Hydrocarb Texas Corporation, (b) Hydrocarb Namibia Energy (Proprietary) Limited, and (c) OTAIBA Hydrocarb LLC.
Schedule 2 - 1

Schedule 3
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS
Uniform Commercial Code Filings
Filing of UCC-1 Financing Statements naming the Secured Party as secured party with respect to the following Grantors as debtors in the Office of the Secretary of State or Recorder of Deeds, as applicable, in the jurisdiction indicated below:

Debtor	State
Hydrocarb Energy Corporation	Nevada
Galveston Bay Energy LLC	Texas
Hydrocarb Corporation.	Nevada
Hydrocarb Texas Corporation	Texas
SPE Navigation I, LLC	Nevada

Each such UCC-1 Financing Statement will need to include a description of the Collateral that complies with Section 9-504 of the applicable jurisdiction’s Uniform Commercial Code.
With respect to any UCC-1 Financing Statement that is being filed as a fixture filing, such fixture filing will need to be filed in the local office designated for the filing or recording of a record of a mortgage on the related real property, and such fixture filing will need to include the items described in Section 9-502(b) of the Uniform Commercial Code of the applicable jurisdiction.
Instruments, tangible Chattel Paper and Certificated Securities to the Secured Party
The original of all Instruments, tangible Chattel Paper and Certificated Securities should be delivered to the Secured Party, properly endorsed for transfer in blank.
Other Actions
To perfect the Lien in Commercial Tort Claims, a UCC-1 Financing Statement listing the applicable Grantor, as debtor, and the Secured Party, as secured party, should be filed with the applicable Secretary of State indicated in the chart above. Each such UCC-1 Financing Statement will need to include a description of the Commercial Tort Claims that complies with Section 9.108 of the Uniform Commercial Code.
Commercial Tort Claims in excess of $100,000: None.
In the case of Investment Property, Deposit Accounts and electronic Chattel Paper, the Secured Party should obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.
See also Articles 8 and 9 of the Applicable UCC for a more complete description of the various ways to perfect a Lien on the Collateral (such as with respect to as-extracted collateral, fixtures, money, negotiable documents, etc.).
Schedule 3 - 1

Schedule 4
LOCATION OF JURISDICTION OF ORGANIZATION
AND CHIEF EXECUTIVE OFFICE

Grantor: Hydrocarb Energy Corporation
Other Names and Trade Names Used in the Last Five Years:
Jurisdictions of Organization over the Last Five Years: Nevada
Current Jurisdiction of Organization: Nevada
Tax ID Number:
Location of Chief Executive Office over the last Five Years:
Current Location of Chief Executive Office:

Grantor: Galveston Bay Energy LLC
Other Names and Trade Names Used in the Last Five Years:
Jurisdictions of Organization over the Last Five Years: Texas
Current Jurisdiction of Organization: Texas
Tax ID Number:
Location of Chief Executive Office over the last Five Years:
Current Location of Chief Executive Office:

Grantor: Hydrocarb Corporation
Other Names and Trade Names Used in the Last Five Years:
Jurisdictions of Organization over the Last Five Years: Nevada
Current Jurisdiction of Organization: Nevada
Tax ID Number:
Location of Chief Executive Office over the last Five Years:
Current Location of Chief Executive Office:

Grantor: Penasco Petroleum, Inc.
Other Names and Trade Names Used in the Last Five Years:
Jurisdictions of Organization over the Last Five Years: Nevada
Current Jurisdiction of Organization: Nevada
Tax ID Number:
Location of Chief Executive Office over the last Five Years:
Current Location of Chief Executive Office

Grantor: Namibia Exploration, Inc.
Other Names and Trade Names Used in the Last Five Years:
Jurisdictions of Organization over the Last Five Years: Nevada
Current Jurisdiction of Organization: Nevada
Tax ID Number:
Location of Chief Executive Office over the last Five Years:
Current Location of Chief Executive Office:

Grantor: SPE Navigation I, LLC
Other Names and Trade Names Used in the Last Five Years:
Jurisdictions of Organization over the Last Five Years: Nevada
Current Jurisdiction of Organization: Nevada
Tax ID Number:
Location of Chief Executive Office over the last Five Years:
Current Location of Chief Executive Office:
Schedule 4 - 1

Grantor: Hydrocarb Texas Corporation
Other Names and Trade Names Used in the Last Five Years:
Jurisdictions of Organization over the Last Five Years:
Current Jurisdiction of Organization:
Tax ID Number:
Location of Chief Executive Office over the last Five Years:
Current Location of Chief Executive Office:

Grantor: Hydrocarb Namibia Energy (Proprietary) Limited
Other Names and Trade Names Used in the Last Five Years:
Jurisdictions of Organization over the Last Five Years: Namibia
Current Jurisdiction of Organization: Namibia
Tax ID Number:
Location of Chief Executive Office over the last Five Years:
Current Location of Chief Executive Office:

Grantor: OTAIBA Hydrocarb LLC
Other Names and Trade Names Used in the Last Five Years:
Jurisdictions of Organization over the Last Five Years: United Arab Emirates
Current Jurisdiction of Organization: United Arab Emirates
Tax ID Number:
Location of Chief Executive Office over the last Five Years:
Current Location of Chief Executive Office:
Schedule 4 - 2

Schedule 5
LOCATIONS OF INVENTORY AND EQUIPMENT
The location of inventory and equipment of each Grantor is the same as the location of each Grantor’s respective Oil and Gas Properties.
Schedule 5 - 1

Schedule 6
DEPOSIT ACCOUNTS

Account Owner	Bank	Account Number
Hydrocarb Energy Corporation
Hydrocarb Corporation

[NOTE: Please list all bank accounts owned by any of the Grantors or Guarantors]
Schedule 6 - 1

Schedule 7
RECEIVABLES
Schedule 7 - 1

Schedule 8
CASUALTY INSURANCE DOCUMENTS
Schedule 8 - 1

Annex 1 to
Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT**
The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of ______, 2014 (the “Agreement”), made by the Grantors parties thereto for the benefit of Shadow Tree Capital Management LLC, Agent, as Secured Party. The undersigned agrees for the benefit of the Secured Party as follows:
1.            The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.
2.            The undersigned will notify the Secured Party promptly in writing of the occurrence of any of the events described in Section 5.6(a) of the Agreement.
3.            The terms of Section 6.3(c) and 06 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 06 of the Agreement.

[NAME OF ISSUER]
By:
Name:
Title:
Address for Notices:

Fax:

*	This consent is necessary only with respect to any Issuer which is not also a Grantor. This consent may be modified or eliminated with respect to any Issuer that is not controlled by a Grantor. If a consent is required, its execution and delivery should be included among the conditions to the initial borrowing specified in the Credit Agreement.
Annex 1 - 1

Annex 2 to
Guarantee and Collateral Agreement
THIS ASSUMPTION AGREEMENT, dated as of ________________, 201_, made by ______________________________ (the “Additional Grantor”), in favor of Shadow Tree Income Fund A (the “Secured Party”), as lender under the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:
WHEREAS, Hydrocarb Energy Corporation, a Nevada corporation (the “Borrower”), and the Secured Party have entered into a Credit Agreement, dated as of ______, 2014 (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of ______, 2014 (including all annexes, exhibits and schedules thereto and as from time to time amended, supplemented or otherwise modified, the “Guarantee and Collateral Agreement”) in favor of the Secured Party;
WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement.
NOW, THEREFORE, IT IS AGREED:
1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in 0 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor and a Guarantor thereunder with the same force and effect as if originally named therein as a Grantor and a Guarantor and, without limiting the generality of the foregoing, hereby expressly (a) assumes all obligations and liabilities of a Grantor and a Guarantor thereunder; (b) guarantees the Obligations pursuant to Article 2 of the Guarantee and Collateral Agreement; and (c) grants to the Secured Party a security interest in such Additional Grantor’s right, title and interest in and to the Collateral, wherever located and whether now owned or at any time hereafter acquired by the Additional Grantor or in which the Additional Grantor now has or at any time in the future may acquire any right, title or interest, as security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Additional Grantor’s Secured Obligations. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article 4 of the Guarantee and Collateral Agreement, as they relate to the Additional Grantor and its Collateral, is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
2. Governing Law. THIS ASSUMPTION AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ASSUMPTION AGREEMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Annex 2 - 1

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GRANTOR]
By:
Name:
Title:
Annex 2 - 2

Annex 1-A to
Assumption Agreement
Supplement to Schedule 1
Supplement to Schedule 2
Supplement to Schedule 3
Supplement to Schedule 4
Supplement to Schedule 5
Supplement to Schedule 6
Annex 1 - A

Annex 3 to
Guarantee and Collateral Agreement
THIS SUPPLEMENT, dated as of ________________, 201_, made by ______________________________ (the “Grantor”), in favor of Shadow Tree Income Fund A LP (the “Secured Party”), as lender under the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H :
WHEREAS, Hydrocarb Energy Corporation, a Nevada corporation (the “Borrower”), and the Secured Party have entered into a Credit Agreement, dated as of _____, 2014 (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries (including the Grantor) have entered into the Guarantee and Collateral Agreement, dated as of ______, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Secured Party;
WHEREAS, the Credit Agreement requires the Grantor to pledge the Equity Interests described in Annex 1-A hereto; and
WHEREAS, the Grantor has agreed to execute and deliver this Supplement in order to pledge such Equity Interests.
NOW, THEREFORE, IT IS AGREED:
1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedule 2 and Schedule 3 to the Guarantee and Collateral Agreement. The Grantor hereby represents and warrants that each of the representations and warranties contained in Article 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Supplement) as if made on and as of such date.
2. Governing Law. THIS SUPPLEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[GRANTOR]
By:
Name:
Title:

Annex 3 - 1

Annex 1-A to
Supplement
Supplement to Schedule 2
Supplement to Schedule 3

Annex 1 - A